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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements Nos. 33-35357, 333-80577, and 333-59502 of Giant Industries, Inc., each on Form S-8, of our report dated March 29, 2002, appearing in this Annual Report on Form 10-K of Giant Industries, Inc. for the year ended December 31, 2001.





DELOITTE & TOUCHE LLP

Phoenix, Arizona
March 29, 2002







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